EXHIBIT 99.1

Alignment Healthcare Reports First Quarter 2024 Results

  Reports $628.6 million in total revenue and $627.6 million in revenue excluding ACO REACH, up 43.1% and 54.2% year-over-year respectively
  Medicare Advantage membership grows 50.5% year-over-year to approximately 165,100 members
  Increases membership and revenue outlook following strong first-quarter enrollment results, narrows year-end adjusted EBITDA guidance range

ORANGE, Calif., May 02, 2024 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its first quarter ended March 31, 2024.

“Alignment Healthcare’s first quarter results are a testament to the strength and resilience of our Medicare Advantage platform, reflecting our commitment to delivering exceptional care while effectively managing medical costs,” said John Kao, founder and CEO. “Through the integration of our advanced technology with effective clinical oversight, we've met or exceeded expectations across membership, revenue, adjusted gross profit and adjusted EBITDA, setting a solid foundation for achieving our full-year outlook.”

First Quarter 2024 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended March 31, 2023

  Health plan membership at the end of the quarter was approximately 165,100, up 50.5% year over year
  Total revenue was $628.6 million, up 43.1% year over year. Revenue excluding ACO REACH was $627.6 million, up 54.2% year over year.
  Adjusted gross profit was $57.3 million and loss from operations was $(41.1) million
    Adjusted gross profit excludes depreciation and amortization of $6.0 million and selling, general, and administrative expenses of $90.5 million (which includes $19.7 million of equity-based compensation). Adjusted gross profit also excludes $0.8 million of restructuring costs and an additional $1.1 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 90.9%
  Adjusted EBITDA was $(12.0) million and net loss was $(46.6) million

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended March 31,
	2024	2023
(dollars in thousands)
Loss from operations	$(41,106)	$(32,489)
Add back:
Equity-based compensation (medical expenses)	1,133	2,524
Depreciation (medical expenses)	52	61
Restructuring costs (medical expenses)	775	—
Depreciation and amortization	5,977	4,921
Selling, general, and administrative expenses	90,512	70,408
Total add back	98,449	77,914
Adjusted gross profit	$57,343	$45,425

Adjusted EBITDA is reconciled as follows:

	Three Months Ended March 31,
	2024	2023
(dollars in thousands)
Net loss	$(46,575)	$(37,371)
Less: Net loss attributable to noncontrolling interest	54	87
Adjustments:
Interest expense	5,427	5,019
Depreciation and amortization	6,029	4,982
Income taxes	—	1
Equity-based compensation(1)	20,854	21,978
Acquisition expenses(2)	—	132
Litigation costs (3)	320	—
Loss on ROU assets(4)	143	—
Restructuring costs(5)	1,768	—
Adjusted EBITDA	$(11,980)	$(5,172)

(1) Represents equity-based compensation related to grants made in the applicable year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights ("SARs") liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO.
(2) Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.
(3) Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy.
(4) Represents loss related to ROU assets that were terminated or subleased in the respective period.
(5) Represents severance and related costs incurred as part of a corporate restructuring designed to streamline our organizational structure and drive operational efficiencies.

Outlook for Second Quarter and Fiscal Year 2024

	Three Months Ending June 30, 2024		Twelve Months Ending December 31, 2024
$ Millions	Low	High	Low	High
Health Plan Membership	167,000	169,000	170,000	172,000
Revenue	$625	$635	$2,495	$2,525
Adjusted Gross Profit(1)	$71	$77	$280	$310
Adjusted EBITDA(2)	$0	$6	$(12)	$12

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, acquisition expenses, certain litigation costs, gains or losses on right of use ("ROU") assets, restructuring costs and equity-based compensation expense. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details

The company will host a conference call at 5 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/urdy6wve. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health offers more than 50 benefits-rich, value-driven Medicare Advantage plans that serve 53 counties across six states. The company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVAⓇ. Based in California, the company’s mission-focused team makes high-quality, low-cost care a reality for members every day. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the second quarter ending June 30, 2024 and year ending December 31, 2024. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)
	March 31, 2024	December 31, 2023
Assets
Current Assets:
Cash and cash equivalents	$238,903	$202,904
Accounts receivable (less allowance for credit losses of $0 at March 31, 2024 and December 31, 2023)	165,071	119,749
Investments - current	62,809	115,914
Prepaid expenses and other current assets	53,856	44,970
Total current assets	520,639	483,537
Property and equipment, net	57,211	51,901
Right of use asset, net	8,549	9,959
Goodwill	34,826	34,826
Intangible Assets, net	5,224	5,252
Other assets	6,781	6,405
Total assets	$633,230	$591,880
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$276,464	$205,399
Accounts payable and accrued expenses	22,671	23,511
Accrued compensation	31,607	34,112
Total current liabilities	330,742	263,022
Long-term debt, net of debt issuance costs	162,030	161,813
Long-term portion of lease liabilities	8,441	8,974
Total liabilities	501,213	433,809
Commitments and Contingencies
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 shares authorized at March 31, 2024 and December 31, 2023, respectively; no shares issued and outstanding at March 31, 2024 and December 31, 2023	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized at March 31, 2024 and December 31, 2023; 191,156,569 and 188,951,643 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	191	189
Additional paid-in capital	1,057,519	1,037,015
Accumulated deficit	(926,779)	(880,258)
Total Alignment Healthcare, Inc. stockholders' equity	130,931	156,946
Noncontrolling interest	1,086	1,125
Total stockholders' equity	132,017	158,071
Total liabilities and stockholders' equity	$633,230	$591,880

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)
	Three Months Ended March 31,
	2024	2023
Revenues:
Earned premiums	$621,556	$434,812
Other	7,045	4,343
Total revenues	628,601	439,155
Expenses:
Medical expenses	573,218	396,315
Selling, general, and administrative expenses	90,512	70,408
Depreciation and amortization	5,977	4,921
Total expenses	669,707	471,644
Loss from operations	(41,106)	(32,489)
Other expenses:
Interest expense	5,427	5,019
Other expenses (income)	42	(138)
Total other expenses	5,469	4,881
Loss before income taxes	(46,575)	(37,370)
Provision for income taxes	—	1
Net loss	$(46,575)	$(37,371)
Less: Net loss attributable to noncontrolling interest	54	87
Net loss attributable to Alignment Healthcare, Inc.	$(46,521)	$(37,284)
Total weighted-average common shares outstanding - basic and diluted	189,005,394	183,113,945
Net loss per share - basic and diluted	$(0.25)	$(0.20)

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)
	Three Months Ended March 31,
	2024	2023
Operating Activities:
Net loss	$(46,575)	$(37,371)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Provision for credit loss	—	1
Loss on right of use assets	143	—
Depreciation and amortization	6,029	4,982
Amortization-investment discount	(1,153)	(351)
Amortization-debt issuance costs	520	305
Equity-based compensation	20,854	21,978
Non-cash lease expense	472	717
Changes in operating assets and liabilities:
Accounts receivable	(45,322)	(32,387)
Prepaid expenses and other current assets	(8,886)	(15,786)
Other assets	(114)	4
Medical expenses payable	71,065	15,535
Accounts payable and accrued expenses	48	(9,211)
Deferred premium revenue	(59)	140,773
Accrued compensation	(2,505)	(2,966)
Lease liabilities	(755)	(1,113)
Net cash (used in) provided by operating activities	(6,238)	85,110
Investing Activities:
Purchase of investments	(21,564)	(104,243)
Maturities of investments	75,390	1,100
Acquisition of property and equipment	(11,121)	(7,285)
Net cash provided by (used in) investing activities	42,705	(110,428)
Financing Activities:
Payment of employment taxes related to release of restricted stock	(350)	—
Contributions from noncontrolling interest holders	15	30
Net cash (used in) provided by financing activities	(335)	30
Net increase (decrease) in cash	36,132	(25,288)
Cash, cash equivalents and restricted cash at beginning of period	204,954	411,299
Cash, cash equivalents and restricted cash at end of period	$241,086	$386,011
Supplemental disclosure of cash flow information:
Cash paid for interest	$5,175	$4,277
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$156	$10

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the total above:

	March 31, 2024	March 31, 2023
Cash and cash equivalents	$238,903	$384,261
Restricted cash in other assets	2,183	1,750
Total	$241,086	$386,011

Non-GAAP Financial Measures
Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, acquisition expenses, certain litigation costs, gains or losses on right of use ("ROU") assets, restructuring costs and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)
We calculate our MBR by dividing total medical expenses, excluding depreciation, equity-based compensation and clinical restructuring costs, by total revenues in a given period.

Adjusted Gross Profit
Adjusted gross profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, clinical restructuring costs and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Priya Shah
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com